SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2012
SUBSEQUENT EVENTS
22.	SUBSEQUENT EVENTS

On October 17, 2012, NTE LLC announced the commencement of a cash tender offer for any and all of the $261 million outstanding principal amount of the Secured Notes. In conjunction with the tender offer, the Company solicited consents to eliminate most of the covenants, certain events of default and certain other provisions contained in the indenture governing the Secured Notes. At the completion of the early tender period, November 1, 2012, $253.1 million of the outstanding principal amount had been tendered and related consents received. As of November 8, 2012, the Company amended the indenture governing the Secured Notes in accordance with the approved consents. As a result of the amendment, the PIK common units of NTE LP were converted into common units of NTE LP with the same rights and limitations as the existing common units effective November 9, 2012. On November 9, 2012, NTE LLC called the remaining $7.9 million of outstanding Secured Notes at its contractual redemption price of 103% of the principal amount.

On November 8, 2012, NTE LLC and its subsidiary, Northern Tier Finance Corporation, completed a private offering of $275 million in aggregate principal amount of 7.125% senior secured notes due 2020. NTE LLC used the net proceeds of the offering to fund a portion of the tender offer for its outstanding 10.5% secured notes due 2017.